UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 16, 2005
(Date of earliest event reported)

GTx, Inc.

(Exact name of registrant as specified in its charter)

Delaware	005-79588	62-1715807
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

3 N. Dunlap Street
3rd Floor, Van Vleet Building
Memphis, Tennessee 38163
(901) 523-9700
(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)

_____________________________________________
(Former name or former address, if changed since last report)

ITEM 2.02 Results of Operations and Financial Condition.
ITEM 9.01 Financial Statements and Exhibits.
SIGNATURE
EX-99.1 PRESS RELEASE 02/16/05

ITEM 2.02 Results of Operations and Financial Condition.

On February 16, 2005, GTx, Inc. issued an earnings release for the fourth quarter and year ended December 31, 2004, a copy of which is furnished as Exhibit 99.1 to this Current Report.

This release is furnished by GTx pursuant to Item 2.02 of Form 8-K and is not to be considered “filed” under the Exchange Act, and shall not be incorporated by reference into any previous or future filing by the Registrant under the Securities Act or the Exchange Act.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits

Number	Description
99.1	Press Release issued by GTx, Inc. dated February 16, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTx, INC.
Date: February 16, 2005	By:	/s/ Mark E. Mosteller
		Name:	Mark E. Mosteller
		Title:	Chief Financial Officer (principal accounting and financial officer)